UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): October 5, 2023
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described below under Item 5.07 below, at the Annual Meeting (as defined below), the stockholders of LivePerson, Inc. (the “Company”) approved (i) the amendment of the Company’s 2019 Stock Incentive Plan to increase the number of shares available for issuance under the terms of that plan by 2,300,000 shares and (ii) the amendment of the Company’s 2019 Employee Stock Purchase Plan to increase the number of shares available for issuance under that plan by 1,000,000 shares. Descriptions of the material terms of each plan are set forth under the headings “Proposal No. 5 Amendment to the 2019 Stock Incentive Plan” and “Proposal No. 6 Amendment to the 2019 Employee Stock Purchase Plan” in the proxy statement filed by the Company with the Securities and Exchange Commission on September 8, 2023, which descriptions are hereby incorporated into this Item 5.02 by reference. The Company intends to approve amended and restated versions of each plan solely to incorporate each plan’s approved amendment.

The Company’s Board of Directors had previously adopted the amendments to the Company’s 2019 Stock Incentive Plan and the Company’s 2019 Employee Stock Purchase Plan, subject to stockholder approval. All executive officers of the Company are eligible to participate in the Stock Incentive Plan and Employee Stock Purchase Plan.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders virtually via live audio webcast on October 5, 2023 (the “Annual Meeting”). As of August 11, 2023, the record date for the Annual Meeting, there were a total of 78,010,303 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company. At the Annual Meeting, the holders of 55,670,569 shares of the Company’s common stock were represented in person or by proxy, and therefore a quorum was present.

At the Annual Meeting, the stockholders elected the following Class II director nominees to serve on the Company’s Board of Directors until the Company’s 2026 Annual Meeting of Stockholders, and until such directors’ successors shall have been duly elected and qualified, with the following voting results:

Director	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Jill Layfield	36,857,728	10,859,058	18,201	7,935,582

Director	Votes For	Votes Withheld	Abstain	Broker Non-Votes
James Miller	37,619,428	10,073,157	42,402	7,935,582

At the Annual Meeting, the stockholders also ratified the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023 with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,953,619	382,559	334,391	—

At the Annual Meeting, the stockholders also approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
42,041,625	5,659,657	33,705	7,935,582

At the Annual Meeting, the stockholders also approved, on an advisory non-binding basis, that the frequency of future advisory votes on the compensation of the Company’s named executive officers should be held every year, with the following voting results:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
45,106,361	16,303	2,569,597	42,726	7,935,582

Consistent with a majority of the votes cast with respect to this matter, the Company’s Board intends to hold an advisory vote on the compensation of the Company’s named executive officers annually.

At the Annual Meeting, the stockholders also approved an amendment to the LivePerson, Inc. 2019 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder, with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
38,144,930	9,506,929	83,128	7,935,582

At the Annual Meeting, the stockholders also approved an amendment to the LivePerson, Inc. 2019 Employee Stock Purchase Plan to increase the number of shares of the Company's common stock available for issuance thereunder, with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
42,537,085	5,143,878	54,024	7,935,582

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date:	October 6, 2023	By:	/s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President, Policy and General Counsel